Notice of Annual Meeting of Stockholders

To the Stockholders:

The Annual Meeting of Stockholders of each of Dreyfus Strategic Municipal Bond Fund, Inc. and Dreyfus Strategic Municipals, Inc. (each, a "Fund" and, together, the "Funds") will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York 10166, on Thursday, June 17, 2010 at 10:00 a.m., for the following purposes:

1. To elect Directors to serve for a three-year term and until their successors are duly elected and qualified.
2. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

Stockholders of record at the close of business on March 31, 2010 will be entitled to receive notice of and to vote at the meeting.

By Order of the Board

John Hammalian
Assistant Secretary

New York, New York
April 7, 2010

WE NEED YOUR PROXY VOTE

A STOCKHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE ANNUAL MEETING OF STOCKHOLDERS OF A FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM IS REPRESENTED. IN THAT EVENT, THE AFFECTED FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
DREYFUS STRATEGIC MUNICIPALS, INC.

COMBINED PROXY STATEMENT

Annual Meeting of Stockholders
to be held on Thursday, June 17, 2010

     This proxy statement is furnished in connection with a solicitation of proxies by the Board of Directors of each of Dreyfus Strategic Municipal Bond Fund, Inc. (“DSMB”) and Dreyfus Strategic Municipals, Inc. (“DSM”) (each, a “Fund” and, together, the “Funds”) to be used at the Annual Meeting of Stockholders of each Fund to be held on Thursday, June 17, 2010 at 10:00 a.m., at the offices of The Dreyfus Corporation (“Dreyfus”), 200 Park Avenue, 8th Floor, New York, New York 10166, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Stockholders of record at the close of business on March 31, 2010 are entitled to be present and to vote at the meeting. Stockholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Stockholders can vote only on matters affecting the Fund(s) in which they hold shares. If a proposal is approved by stockholders of one Fund and not approved by stockholders of the other Fund, the proposal will be implemented only for the Fund that approved the proposal. Therefore, it is essential that stockholders who own shares in both Funds complete, date, sign and return each proxy card they receive. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If any enclosed form of proxy is executed and returned, it nevertheless may be revoked by a proxy given later. To be effective, such revocation must be received prior to the meeting. In addition, any stockholder who attends the meeting in person may vote by ballot at the meeting, thereby cancelling any proxy previously given.

     A quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the meeting. If a proposal is to be voted upon by only one class of a Fund’s shares, a quorum of that class of shares (the holders of a majority of the outstanding shares of the class) must be present in person or by proxy at the meeting in order for the proposal to be considered. Each Fund has two classes of capital stock: Common Stock, par value $0.001 per share (the “Common Stock”), and Auction Preferred Stock, par value $0.001 per share, liquidation preference $25,000 per share (the “APS”). The APS is further divided into Series A, Series B and Series C for DSMB and Series M, Series T, Series W, Series TH and Series F for DSM. Currently, no proposal is expected to be presented at the meeting that would require separate voting for each Series of APS. As of March 31, 2010, the Funds had outstanding the following number of shares:

	Common Stock	APS
Name of Fund	Outstanding	Outstanding
DSMB	48,495,728	7,060
DSM	60,856,295	10,736

     It is estimated that proxy materials will be mailed to stockholders of record on or about April 19, 2010. The principal executive office of each Fund is located at 200 Park Avenue, New York, New York 10166. Copies of each Fund’s most recent Annual Report to Stockholders are available upon request, without charge, by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll-free 1-800-334-6899.

     Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on June 17, 2010: This proxy statement and copies of each Fund’s most recent Annual and Semi-Annual Reports to Stockholders are available at www.dreyfus.com/closedendfund.htm.

PROPOSAL 1: ELECTION OF DIRECTORS

     Each Fund’s Board of Directors is divided into three classes with the term of office of one class expiring each year. It is proposed that stockholders of each Fund consider the election of the individuals listed below (the “Nominees”) as Directors of the indicated class of such Fund, to serve for three-year terms and until their respective successors are duly elected and qualified. With respect to DSMB, Messrs. Gordon J. Davis and Ehud Houminer and Ms. Robin A. Melvin are nominated to be elected as Class II Directors to serve for a three-year term. With respect to DSM, Messrs. Joseph S. DiMartino, William Hodding Carter III and Richard C. Leone and Ms. Joni Evans are nominated to be elected as Class I Directors to serve for a three-year term. Messrs. DiMartino, Carter and Leone and Ms. Evans also are continuing Class I Directors of DSMB and Messrs. Davis and Houminer and Ms. Melvin also are continuing Class II Directors of DSM. Each Nominee also currently serves as a Director of the Fund for which his or her election is proposed. Each Nominee was nominated by the respective Fund’s nominating committee and has consented to being named in this proxy statement and has agreed to continue to serve as a Director of the indicated Fund if elected. Biographical information about each Nominee is set forth below. Biographical information about each Fund’s Directors not standing for election at the meeting (the “Continuing Directors”), information on each Nominee’s and Continuing Director’s ownership of Fund shares and other relevant information is set forth on Exhibit A. Unless otherwise indicated, information set forth herein applies to both Funds.

     Under the terms of each Fund’s Charter, holders of the APS voting as a single class are entitled, to the exclusion of holders of the Common Stock, to elect two Directors. Ms. Melvin was elected in 2008 as a Class II Director for APS holders of DSM to serve for a three year term. She currently is a nominee for election by holders of DSMB’s APS as a Class II Director. The other Director designated for holders of APS, Mr. John Zuccotti, was elected as a Class III Director for APS holders of DSMB in 2008 to serve for a three year term and as a Class III Director for APS holders of DSM last year to serve for a three year term.

     Voting with regard to the election of Directors will be as follows: for DSMB, holders of Common Stock and APS will vote together as a single class with respect to the election of Class II Directors Messrs. Davis and Houminer; for DSM, holders of Common Stock and APS will vote together as a single class with respect to the election of Class I Directors Messrs. DiMartino, Carter and Leone and Ms. Evans; and for DSMB, APS holders of the Fund will vote separately, to the exclusion of holders of the Common Stock, with respect to the election of Ms. Melvin as a Class II Director.

     The persons named as proxies on the accompanying proxy card(s) intend to vote each such proxy for the election of the Nominees, unless stockholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. It is not contemplated that any Nominee will be unable to serve as a Director for any reason, but if that should occur prior to the meeting, the proxyholders reserve the right to substitute another person or persons of their choice as nominee or nominees.

     None of the Nominees or Continuing Directors are “interested persons” of either Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The following tables present information about the Nominees including their principal occupations and other board memberships and affiliations. The address of each Nominee is 200 Park Avenue, New York, New York 10166.

DSMB — Nominees for Class II Director with Term Expiring in 2013

Name (Age) of Nominee	Principal Occupation	Other Board Memberships
Position with Fund (Since)	During Past 5 Years	and Affiliations
GORDON J. DAVIS (68)	Partner in the law firm of Dewey	Consolidated Edison, Inc.,
Class II Director (2006)	and LeBeouf, LLP	a utility company, Director
Phoenix Companies, Inc., a
life insurance company,
Director
Board Member/Trustee for
several not-for-profit groups

EHUD HOUMINER (69)	Executive-in-Residence at the	Avent Inc., an electronics
Class II Director (1994)	Columbia Business School,	distributor, Director
	Columbia University	International Advisory
Board to the MBA
Program, School of
Management, Ben Gurion
University, Chairman

ROBIN A. MELVIN (46)	Director, Biosi Family Foundation,	None
APS Designee	a private family foundation that
Class II Director (1995)	supports youth-serving organiza-
tions that promote the self suffi-
ciency of youth from disadvan-
taged circumstances
Senior Vice President, Mentor, a
National non-profit youth men-
toring organization (2005)

DSM — Nominees for Class I Director with Term Expiring in 2013

Name (Age) of Nominee	Principal Occupation	Other Board Memberships
Position with Fund (Since)	During Past 5 Years	and Affiliations
JOSEPH S. DiMARTINO (66)	Corporate Director and Trustee	The Muscular Dystrophy
Chairman of the Board and		Assocation, Director
Class I Director (1995)		CBIZ (formerly Century
Business Services, Inc.), a
provider of outsourcing
functions for small and
medium size companies,
Director
The Newark Group, a
provider of a national
market of paper recovery
facilities, paperboard mills
and paperboard convert-
ing plants, Director

WILLIAM HODDING CARTER III	Professor of Leadership & Public	The Century Foundation,
(74)	Policy, University of North	Emeritus Director
Class I Director (1989)	Carolina, Chapel Hill (January 1,	The Enterprise Corporation
	2006 - present)	of the Delta, a non-profit
	President and Chief Executive	economic development
	Officer of John S. and James L.	organization, Director
Knight Foundation (February 1,
1998 - February 1, 2006)

JONI EVANS (67)	Chief Executive Officer,	None
Class I Director (2007)	www.wowOwow.com, an online
community dedicated to women’s
conversations and publications
Principal, Joni Evans Ltd.
Senior Vice President of the
William Morris Agency (2005)

RICHARD C. LEONE (69)	President of The Century	The American Prospect,
Class I Director (1989)	Foundation (formerly, The	Director
	Twentieth Century Fund, Inc.), a tax	Center for American
	exempt research foundation engaged	Progress, Director
in the study of economic, foreign
policy and domestic issues

     Each Fund has standing audit, nominating and compensation committees, each comprised of its Directors who are not “interested persons,” as defined in the 1940 Act, of the Fund. The function of the audit committee is (1) to oversee the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements and (2) to assist in the Board of Directors’ oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements and the independent auditors’ qualifications, independence and performance. A copy of each Fund’s Audit Committee Charter, which describes the audit committee’s purposes, duties and powers, is available at www.dreyfus.com.

     Each Fund’s nominating committee is responsible for selecting and nominating persons as members of the Board of Directors for election or appointment by the Board and for election by stockholders. Each nominating committee member is “independent” as defined by the New York Stock Exchange rules. A copy of each Fund’s Nominating Committee Charter and Procedures (the “Nominating Committee Charter”) is not available on the Fund’s or Dreyfus’ website, but is attached as Exhibit B. In evaluating potential nominees, including any nominees recommended by stockholders, the committee takes into consideration the factors listed in the Nominating Committee Charter, including character and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Fund and its stockholders. The committee will consider recommendations for nominees from stockholders submitted to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor, New York, New York 10166, and including information regarding the recommended nominee as specified in the Nominating Committee Charter.

     The function of the compensation committee is to establish the appropriate compensation for serving on the Board. Each Fund also has a standing pricing committee, comprised of any one Director. The function of the pricing committee is to assist in valuing the Fund’s investments.

     DSM’s and DSMB’s audit committee met 6 times and 6 times, respectively, during the Fund’s fiscal year ended September 30, 2009 and November 30, 2009, respectively. Each Fund’s nominating committee met once, and each Fund’s pricing committee did not meet during the Fund’s last fiscal year. DSM’s compensation committee and DSMB’s compensation committee did not meet during the respective Fund’s last fiscal year.

     Each Director also serves as a director of other funds in the Dreyfus fund complex. Annual retainer fees and attendance fees are allocated on the basis of net assets, with the Chairman of the Board of Directors (the “Board”) of each Fund, Joseph S. DiMartino, receiving an additional 25% in annual retainer and per meeting fees. The Funds reimburse Directors for their expenses. Emeritus Directors, if any, are entitled to receive an annual retainer of one-half of the amount paid as a retainer at the time the Director became Emeritus and per meeting attended fee of one-half the amount paid to Directors. The Funds had no Emeritus Directors as of the date of this proxy statement. Neither Fund has a bonus, pension, profit-sharing or retirement plan.

     The aggregate amount of compensation paid to each Nominee by DSMB for its fiscal year ended November 30, 2009, and by DSM for its fiscal year ended September 30, 2009, and the aggregate amount of compensation paid to each such Nominee by all funds in the Dreyfus Family of Funds for which such Nominee was a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Nominee’s total compensation) for the year ended December 31, 2009, was as follows:

		Total Compensation
	Aggregate	from each Fund and
Name of	Compensation	Fund Complex
Nominee and Fund	from each Fund*	Paid to Nominee (**)
Joseph DiMartino		$873,427 (192)
DSMB	$5,132
DSM	$7,047
William Hodding Carter, III		$85,000 (31)
DSMB	$3,404
DSM	$5,222
Gordon J. Davis		$139,192 (48)
DSMB	$3,704
DSM	$5,605

		Total Compensation
	Aggregate	from each Fund and
Name of	Compensation	Fund Complex
Nominee and Fund (continued)	from each Fund* (continued)	Paid to Nominee (**) (continued)
Joni Evans		$88,100 (31)
DSMB	$3,704
DSM	$5,636
Ehud Houminer		$221,500 (31)
DSMB	$3,404
DSM	$5,222
Richard C. Leone		$88,600 (31)
DSMB	$3,704
DSM	$5,636
Robin A. Melvin		$88,600 (31)
DSMB	$3,704
DSM	$5,636

*	Amount does not include the cost of office space, secretarial services and health benefits for the Chairman and expenses reimbursed to Directors for attending Board meetings, which in the aggregate amounted to $2,590 for DSMB and $8,419 for DSM.
** Represents the number of separate portfolios comprising the investment companies in the fund complex, including the
Funds, for which the Nominee serves as a Board member.

     For each Fund’s most recent fiscal year, the number of Board meetings held and aggregate amount of compensation paid to each Continuing Director who is not a Nominee for a Fund and by all funds in the Dreyfus Family of Funds for which such person is a Board member are set forth on Exhibit A. Certain other information concerning each Fund’s Directors and officers also is set forth on Exhibit A.

Required Vote

     The election of a Nominee for each Fund requires the affirmative vote of a plurality of votes cast at the Fund’s meeting for the election of Directors.

ADDITIONAL INFORMATION

Selection of Independent Registered Public Accounting Firm

     The 1940 Act requires that each Fund’s independent registered public accounting firm (the “independent auditors” or “auditors”) be selected by a majority of those Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund. The audit committee has direct responsibility for the appointment, compensation, retention and oversight of the Fund’s independent auditors. At a meeting held on January 25, 2010 for DSMB and November 20, 2009 for DSM, each Fund’s audit committee approved and each Fund’s Board, including a majority of those Directors who are not “interested persons” of the Fund ratified and approved, the selection of Ernst & Young LLP (“E&Y”) as the independent auditors for the respective Fund’s fiscal year ending in 2010. E&Y, a major international accounting firm, has acted as auditors of each Fund since the Fund’s organization. After reviewing the Fund’s audited financial statements for the fiscal year ended September 30, 2009 for DSM, and November 30, 2009 for DSMB, each Fund’s audit committee recommended to the Fund’s Board that such statements be included in the Fund’s annual report to stockholders. Copies of the audit committee’s reports for DSM and DSMB are attached as Exhibits C and D, respectively, to this proxy statement.

Independent Auditor Fees and Services

     The following chart reflects fees paid to E&Y in each Fund’s last two fiscal years. For Service Affiliates (i.e., Dreyfus and any entity controlling, controlled by or under common control with Dreyfus that provides ongoing services to the rel-

evant Fund), such fees represent only those fees that required pre-approval by the audit committee. All services provided by E&Y were pre-approved as required.

	DSM[1]	Service Affiliates[1]	DSMB[2]	Service Affiliates[2]
Audit Fees	$37,088/$37,830	$0/$0	$37,088/$37,830	$0/$0
Audited-Related Fees[3]	$5,122/$24,352	$0/$0	$29,474/$5,276	$0/$0
Tax Fees[4]	$3,244/$3,782	$0/$0	$3,273/$3,576	$0/$0
All Other Fees	$312/$206	$0/$0	$226/$149	$0/$0
Aggregate Non-Audit Fees[5]	$0/$0	$4,881,322/$25,619,110	$0/$0	$9,452,922/$26,086,988

1 Fiscal years ended September 30, 2008/September 30, 2009.

2 Fiscal years ended November 30, 2008/November 30, 2009.

3 Services to the Fund consisted of (i) agreed-upon procedures related to compliance with basic maintenance requirements for APS; and (ii) security counts required by Rule 17f-2 under the 1940 Act.

4 Services to the Fund consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

5 Rendered to the Fund and Service Affiliates.

     Audit Committee Pre-Approval Policies and Procedures. The Fund’s audit committee has established policies and procedures (the “Policy”) for pre-approval (within specified fee limits) of E&Y’s engagement for non-audit services to the Fund and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining E&Y’s independence. Pre-approvals pursuant to the Policy are considered annually.

     Auditor Independence. The Fund’s audit committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which did not require pre-approval are compatible with maintaining E&Y’s independence.

     A representative of E&Y is expected to be present at the meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions.

Service Providers

Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as each Fund’s investment adviser.

     The Bank of New York Mellon, an affiliate of Dreyfus, located at One Wall Street, New York, New York 10286, acts as Custodian for the assets of each Fund. PNC Global Investment Servicing, located at 4400 Computer Drive, Westboro, MA 01581, acts as DSMB’s Transfer Agent, Dividend-Paying Agent and Registrar; and The Bank of New York Mellon Shareowner Services, an affiliate of Dreyfus, located at 480 Washington Blvd, Jersey City, NJ 07310, acts as DSM’s Transfer Agent, Dividend-Paying Agent and Registrar.

Voting Information

     To vote, please complete, date and sign the enclosed proxy card for each Fund you own and mail it in the enclosed, postage-paid envelope.

     Each Fund will bear its pro rata share of the cost of soliciting proxies based on the net assets of the Fund. In addition to the use of the mails, proxies may be solicited personally or by telephone, and each Fund may pay persons holding shares of the Fund in their names or those of their nominees for their expenses in sending soliciting materials to their principals.

Authorizations to execute proxies may be obtained by fax, or by telephonic instructions in accordance with procedures designed to authenticate the stockholder’s identity. In all cases where a telephonic proxy is solicited, the stockholder will be asked to provide or confirm certain identifiable information and to confirm that the stockholder has received the Fund’s proxy statement and proxy card in the mail. Within 72 hours of receiving a stockholder’s solicited telephonic voting instructions, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder’s instructions and to provide a telephone number to call immediately if the stockholder’s instructions are not correctly reflected in the confirmation. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and if no voting instructions are given, shares will be voted “FOR” the Proposals.

     If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker “non-vote” (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of a Fund on a particular matter with respect to which the broker or nominee does not have discretionary power) or marked with an abstention (collectively, “abstentions”), the Fund’s shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business. Under Maryland law, abstentions do not constitute a vote “for” or “against” a matter and will be disregarded in determining “votes cast” on an issue.

OTHER MATTERS

     Neither Fund’s Board is aware of any other matter which may come before the meeting. However, should any such matter with respect to one or both Funds properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matter.

     Proposals that stockholders wish to include in a Fund’s proxy statement for the Fund’s next Annual Meeting of Stockholders must be sent to and received by such Fund no later than December 7, 2010 at the principal executive office of the Fund at 200 Park Avenue, New York, New York 10166, Attention: Secretary of the Fund. The date after which notice of a stockholder proposal is considered untimely, except as otherwise permitted under applicable law, is March 4, 2011.

     Stockholders who wish to communicate with Directors should send communications to the attention of the Secretary of the Fund, 200 Park Avenue, New York, New York 10166, and communications will be directed to the Director or Directors indicated in the communication or, if no Director or Directors are indicated, to the Chairman of the Board.

NOTICE TO BANKS, BROKER/DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

     Please advise, as appropriate, Dreyfus Strategic Municipals, Inc., in care of BNY Mellon Shareowner Services, Proxy Department, 480 Washington Blvd., 27th floor, Jersey City, NJ 07310, or Dreyfus Strategic Municipal Bond Fund, Inc., in care of PNC Global Investment Servicing, P.O. Box 43027, Providence, RI 02940-3027, whether other persons are the beneficial owners of the shares for which proxies are being solicited, and if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN EACH ENCLOSED PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

Dated: April 7, 2010

EXHIBIT A

PART I

     Part I sets forth information regarding the Continuing Directors who are not Nominees for election at this meeting, Board and committee meetings, and share ownership. Unless otherwise indicated, the information set forth herein applies to both Funds.

Continuing Class III Directors with Terms Expiring in 2011 for DSMB and 2012 for DSM

     The following table presents information about the Continuing Directors of the Funds, including their principal occupations and other board memberships and affiliations. In addition to the Continuing Directors listed below, Messrs. Davis and Houminer and Ms. Melvin are Class II Continuing Directors of DSM and Messrs. DiMartino, Carter and Leone and Ms. Evans are Class I Continuing Directors of DSMB. The address of each Continuing Director is 200 Park Avenue, New York, New York 10166. Each of the Fund’s Continuing Directors will continue to serve as a Director of the Funds after the meeting.

Name (Age) of Nominee	Principal Occupation	Other Board Memberships
Position with Fund (Since)	During Past 5 Years	and Affiliations
DAVID W. BURKE (73)	Corporate Director and Trustee	John F. Kennedy Library
Class III Director of DSMB (1994)		Foundation, Director
Class III Director of DSM (1994)

HANS C. MAUTNER (72)	President - International Division
Class III Director of DSMB (1989)	and an Advisory Director of
Class III Director of DSM (1989)	Simon Property Group, a real
estate investment company (1998-
present)
Chairman and Chief Executive
Officer of Simon Global Limited
(1999-present)

BURTON N. WALLACK (59)	President and co-owner of	None
Class III Director of DSMB (2006)	Wallack Management Company,
Class III Director of DSM (2006)	a real estate management company

JOHN E. ZUCCOTTI (72)	Chairman of Brookfield Financial	Emigrant Savings Bank, Director
APS Designee	Properties, Inc.	Wellpoint, Inc., Director
Class III Director DSMB (1989)	Senior Counsel of Weil, Gotshal &	Columbia University, Trustee
Class III Director of DSM (2000)	Manges, LLP	Doris Duke Charitable Foundation,
	Emeritus Chairman of the Real	Trustee
Estate Board of New York

     The table below indicates the dollar range of each Continuing Director’s and Nominee’s ownership of shares of each Fund’s Common Stock and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2009.

Aggregate Holding of
Funds in the
	DSM	DSMB	Dreyfus Family of Funds
Name of Continuing	Common	Common	for which Responsible as
Director or Nominee	Stock	Stock	a Board Member
David W. Burke	None	None	None
Hodding Carter III*	None	None	$10,001 - $50,000
Gordon J. Davis*	None	None	Over $100,000
Joseph S. DiMartino*	None	None	Over $100,000
Joni Evans*	None	None	None
Ehud Houminer*	None	None	Over $100,000
Richard C. Leone*	None	None	Over $100,000
Hans C. Mautner	None	None	Over $100,000
Robin A. Melvin*	None	None	$50,001 - $100,000
Burton N. Wallack	None	None	None
John E. Zuccotti	None	None	Over $100,000

* Nominee.

     As of December 31, 2009, none of the Nominees or Continuing Directors or their immediate family members owned securities of Dreyfus or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Dreyfus.

PERTAINING TO THE BOARD OF EACH FUND

  DSM held 7 Board meetings, DSMB held 7 Board meetings and DSM’s and DSMB’s audit committees met 6 and 6 times, respectively, during its last fiscal year.

  The Funds do not have a formal policy regarding Directors’ attendance at annual meetings of stockholders. Directors did not attend last year’s annual meeting.

  All Continuing Directors and Nominees (who were Directors at the time) attended at least 75% of all Board and committee meetings, as applicable, held in the last fiscal year.

     Compensation Table. The aggregate amount of compensation paid to each Continuing Director by DSMB for its fiscal year ended November 30, 2009, and by DSM for its fiscal year ended September 30, 2009, and by all funds in the Dreyfus Family of Funds for which such Director was a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Director’s total compensation) for the year ended December 31, 2009, was as follows:

		Total
		compensation
		from each Fund and
	Aggregate	fund complex
Name of Continuing	compensation	paid to
Director and Fund	from each Fund*	Continuing Director (**)
David W. Burke		$395,190 (95)
DSMB	$3,704
DSM	$5,636
Hans C. Mautner		$82,600 (31)
DSMB	$3,415
DSM	$5,235
Burton N. Wallack		$89,100 (31)
DSMB	$3,704
DSM	$5,636
John E. Zuccotti		$88,100 (31)
DSMB	$3,704
DSM	$5,605

*

Amount does not include the cost of office space, secretarial services and health benefits for the Chairman and expenses reimbursed to Directors for attending Board meetings, which in the aggregate amounted to $2,590 for DSMB and $8,419 for DSM.

**	Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Funds, for which the Director serves as a Board member.

PART II
Part II sets forth information relevant to the officers of each Fund.

Name and Position		Principal Occupation and Business
with Fund (Since)	Age	Experience For Past Five Years
BRADLEY J. SKAPYAK
President (2010)	51	Chief Operating Officer and a director of
		Dreyfus since June 2009. Previously, Mr.
		Skapyak was the head of the Investment
		Accounting and Support Department of
		Dreyfus. He is an officer of 75 investment
		companies (comprised of 166 portfolios)
		managed by Dreyfus.
PHILLIP N. MAISANO
Executive Vice President (2007)	62	Chief Investment Officer, Vice Chairman and
		a director of Dreyfus, and an officer of 75
		investment companies (comprised of 166 port-
		folios) managed by Dreyfus. Mr. Maisano also
		is an officer and/or board member of certain
		other investment management subsidiaries of
		The Bank of New York Mellon Corporation
		(“BNY Mellon”), each of which is an affiliate
		of Dreyfus. He has been an employee of
		Dreyfus since November 2006. Prior to join-
		ing Dreyfus, Mr. Maisano served as Chairman
		and Chief Executive Officer of EACM
		Advisors, an affiliate of Dreyfus.
JAMES WINDELS
Treasurer (2001)	51	Director — Mutual Fund Accounting of
		Dreyfus, and an officer of 76 investment com-
		panies (comprised of 189 portfolios) managed
		by Dreyfus.
MICHAEL A. ROSENBERG
Vice President and Secretary (2005)	50	Assistant General Counsel of BNY Mellon,
		and an officer of 76 investment companies
		(comprised of 189 portfolios) managed by
		Dreyfus.
KIESHA ASTWOOD
Vice President and Assistant Secretary (2010)	37	Counsel of BNY Mellon, and an officer of 76
		investment companies (comprised of 189
		portfolios) managed by Dreyfus.
JAMES BITETTO
Vice President and Assistant Secretary (2005)	43	Senior Counsel of BNY Mellon and Secretary
		of Dreyfus, and an officer of 76 investment
		companies (comprised of 189 portfolios)
		managed by Dreyfus.

Name and Position			Principal Occupation and Business
with Fund (Since)		Age	Experience For Past Five Years
JONI LACKS CHARATAN
Vice President and Assistant Secretary	(2005)	54	Senior Counsel of BNY Mellon, and an offi-
			cer of 76 investment companies (comprised of
			189 portfolios) managed by Dreyfus.
JOSEPH M. CHIOFFI
Vice President and Assistant Secretary	(2005)	48	Senior Counsel of BNY Mellon, and an offi-
			cer of 76 investment companies (comprised of
			189 portfolios) managed by Dreyfus.
KATHLEEN DENICHOLAS
Vice President and Assistant Secretary (2010)		35	Senior Counsel of BNY Mellon, and an offi-
			cer of 76 investment companies (comprised of
			189 portfolios) managed by Dreyfus.
JANETTE E. FARRAGHER
Vice President and Assistant Secretary	(2005)	47	Assistant General Counsel of BNY Mellon,
			and an officer of 76 investment companies
			(comprised of 189 portfolios) managed by
			Dreyfus.
JOHN B. HAMMALIAN
Vice President and Assistant Secretary	(2005)	46	Managing Counsel of BNY Mellon, and an
			officer of 76 investment companies (com-
			prised of 189 portfolios) managed by Dreyfus.
M. CRISTINA MEISER
Vice President and Assistant Secretary (2010)		40	Senior Counsel of BNY Mellon, and an offi-
			cer of 76 investment companies (comprised of
			189 portfolios) managed by Dreyfus.
ROBERT R. MULLERY
Vice President and Assistant Secretary (2005)		58	Managing Counsel of BNY Mellon, and an offi-
			cer of 76 investment companies (comprised of
			189 portfolios) managed by Dreyfus.
JEFF PRUSNOFSKY
Vice President and Assistant Secretary	(2005)	44	Managing Counsel of BNY Mellon, and an
			officer of 76 investment companies (com-
			prised of 189 portfolios) managed by Dreyfus.
RICHARD CASSARO
Assistant Treasurer (2008)		51	Senior Accounting Manager — Money Market
			and Municipal Bond Funds of Dreyfus, and an
			officer of 76 investment companies (comprised
			of 189 portfolios) managed by Dreyfus.
GAVIN C. REILLY
Assistant Treasurer (2005)		41	Tax Manager of the Investment Accounting
			and Support Department of Dreyfus, and an
			officer of 76 investment companies (com-
			prised of 189 portfolios) managed by Dreyfus.

Name and Position		Principal Occupation and Business
with Fund (Since)	Age	Experience For Past Five Years
ROBERT S. ROBOL
Assistant Treasurer (2005)	45	Senior Accounting Manager — Fixed Income
		Funds of Dreyfus, and an officer of 76 invest-
		ment companies (comprised of 189 portfolios)
		managed by Dreyfus.
ROBERT SALVIOLO
Assistant Treasurer (2007)	42	Senior Accounting Manager — Equity Funds
		of Dreyfus, and an officer of 76 investment
		companies (comprised of 189 portfolios)
		managed by Dreyfus.
ROBERT SVAGNA
Assistant Treasurer (2005)	43	Senior Accounting Manager — Equity Funds
		of Dreyfus, and an officer of 76 investment
		companies (comprised of 189 portfolios)
		managed by Dreyfus.
JOSEPH W. CONNOLLY
Chief Compliance Officer (2004)	52	Chief Compliance Officer of Dreyfus and The
		Dreyfus Family of Funds (76 investment com-
		panies, comprised of 189 portfolios).

The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.

PART III

     Part III sets forth information for each Fund regarding the beneficial ownership of its shares as of March 31, 2010 by Nominees, Continuing Directors and officers of the Fund owning shares on such date and by any shareholders owning 5% or more of a class of the Fund’s outstanding shares.

     As of March 31, 2010, each Fund’s Directors and officers, as a group, owned less than 1% of the Fund’s outstanding shares of Common Stock or APS.

     As of March 31, 2010, the following Directors and officers owned shares of Common Stock and/or APS shares of the Funds as indicated below:

	DSM	DSMB
	Shares of Common	Shares of Common
Directors	Stock Owned	Stock Owned
None

Officers
None

     To each Fund’s knowledge, based on Schedule 13G filings for December 31, 2009, the following information with respect to beneficial ownership of more than 5% of the outstanding shares of Common Stock and/or outstanding shares of APS has been reported.

		DSMB
		Name of	Name and Address of
	Title of Class	Beneficial Owner	Beneficial Owner	Percent of Class

APS		Bank of America *	865 shares	11.6%
		Corporation
		Bank of America Corporate
		Center
		100 North Tryon Street
		Charlotte, NC 28255

APS		Bank of America, NA*	551 shares	7.4%
		Bank of America Corporate
		Center
		100 North Tryon Street
		Charlotte, NC 28255

APS		Merrill Lynch Pierce Fenner	314 shares	4.2%
		& Smith Inc.*
		4 World Financial Center
		250 Vessy Street
		New York, NY 10080

APS		UBS AG	2,700 shares	36.26%
		Bahnhofstrasse 45
		P.O. Box CH-8021
		Zurich, Switzerland

DSMB (continued)
	Name of	Name and Address of
Title of Class	Beneficial Owner	Beneficial Owner	Percent of Class
Common Stock	First Trust Portfolios LP**	2,513,824 shares**	5.1%**
First Trust Advisors LP**
The Charger Corporation**
120 East Liberty Drive
Suite 400
Wheaton, IL 60187

As of March 31, 2010, Cede & Co. held of record 99.01% of the outstanding shares of DSMB’s Common Stock and
100% of the outstanding shares of DSMB’s APS.

	DSM
	Name of	Name and Address of
Title of Class	Beneficial Owner	Beneficial Owner	Percent of Class
APS	Bank of America*	1,756 shares	15.5%
	Corporation
	Bank of America Corporate
	Center
	100 North Tryon Street
	Charlotte, NC 28255

APS	Bank of America, NA*	1,123 shares	9.9%
	Bank of America Corporate
	Center
	100 North Tryon Street
	Charlotte, NC 28255

APS	Merrill Lynch Pierce Fenner	633 shares	5.6%
	& Smith Inc.*
	4 World Financial Center
	250 Vessy Street
	New York, NY 10080

APS	UBS AG	4,140 shares	36.32%
	Bahnhofstrasse 45
	P.O. Box CH-8021
	Zurich, Switzerland

Common Stock	First Trust Portfolios LP**	3,707,942 shares**	6.1%**
	First Trust Advisors LP**
	The Charger Corporation**
	120 East Liberty Drive
	Suite 400
	Wheaton, IL 60187

As of March 31, 2010, Cede & Co. held of record 89.05% of the outstanding shares of DSM’s Common Stock and
100% of the outstanding shares of DSM’s APS.
* These entities filed a combined Schedule 13G for the share amount and percentage shown for each.
**These entities filed a combined Schedule 13G for the share amount and percentage shown.

Section 16(a) Beneficial Ownership Reporting Compliances

     To each Fund’s knowledge, all of its officers, Directors and holders of more than 10% of its Common Stock or APS complied with all filing requirements under Section 16(a) of the Securities Exchange Act of 1934, as amended, during the fiscal year ended September 30, 2009 for DSM and November 30, 2009 for DSMB. In making this disclosure, each Fund has relied solely on written representations of such persons and on copies of reports that have been filed with the Securities and Exchange Commission.

EXHIBIT B

NOMINATING COMMITTEE CHARTER AND PROCEDURES
THE DREYFUS FAMILY OF FUNDS
(each, the “Fund”)

Organization

     The Nominating Committee (the “Committee”) of each Fund shall be composed solely of Directors/Trustees (“Directors”) who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Directors”). The Board of Directors of the Fund (the “Board”) shall select the members of the Committee and shall designate the Chairperson of the Committee.

Responsibilities

The Committee shall select and nominate persons for election or appointment by the Board as Directors of the Fund.

Evaluation of Potential Nominees

     In evaluating a person as a potential nominee to serve as a Director of the Fund (including any nominees recommended by shareholders as provided below), the Committee shall consider, among other factors it may deem relevant:

  the character and integrity of the person;

  whether or not the person is qualified under applicable laws and regulations to serve as a Director of the Fund;

  whether or not the person has any relationships that might impair his or her service on the Board;

  whether nomination of the person would be consistent with Fund policy and applicable laws and regulations regard- ing the number and percentage of Independent Directors on the Board;

  whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organiza- tions or their related fund complexes;

  whether or not the person is willing to serve and is willing and able to commit the time necessary for the perfor- mance of the duties and responsibilities of a Director of the Fund;

  the contribution which the person can make to the Board and the Fund, in conjunctions with the other Directors, with consideration being given to the person’s business and professional experience, education and such other fac- tors as the Committee may consider relevant; and

  whether the Committee believes the person has the ability to apply sound and independent business judgment and would act in the interests of the Fund and its shareholders.

     While the Committee is solely responsible for the selection and nomination of Directors, the Committee may consider nominees recommended by Fund shareholders. The Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Fund c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor West, New York, New York 10166. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Nomination of Directors

     After a determination by the Committee that a person should be selected and nominated as a Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration.

Review of Charter and Procedures

The Committee shall review the charter and procedures from time to time, as it considers appropriate.

Adopted: March 2004

B-1

EXHIBIT C

Dreyfus Strategic Municipals, Inc.

     November 20, 2009 REPORT OF THE AUDIT COMMITTEE

The audit committee oversees the Fund’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Annual Report with management.

The committee reviewed with the independent registered public accounting firm (the “independent auditors” or “auditors”), who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Fund’s accounting principles and such other matters as are required to be discussed with the committee under the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”). In addition, the committee has discussed with the independent auditors the auditors’ independence from management and the Fund including the auditors’ letter and the matters in the written disclosures required by the PCAOB, and considered the compatibility of non-audit services with the auditors’ independence.

The committee discussed with the independent auditors the overall scope and plan for the audit. The committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Fund’s internal controls, and the overall quality of the Fund’s financial reporting.

In reliance on the reviews and discussions referred to above, the committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements for the Fund be included in the Annual Report to Shareholders for the year ended September 30, 2009.

Ehud Houminer, Audit Committee Chair	Richard C. Leone, Audit Committee Member
David W. Burke, Audit Committee Member	Hans C. Mautner, Audit Committee Member
Hodding Carter III, Audit Committee Member	Robin A. Melvin, Audit Committee Member
Joseph S. DiMartino, Audit Committee Member	Burton Wallack, Audit Committee Member
Joni Evans, Audit Committee Member	John E. Zuccotti, Audit Committee Member

C-1

EXHIBIT D

Dreyfus Strategic Municipal Bond Fund, Inc.

January 25, 2010

REPORT OF THE AUDIT COMMITTEE

The audit committee oversees the Fund’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Annual Report with management.

The committee reviewed with the independent registered public accounting firm (the “independent auditors” or “auditors”), who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Fund’s accounting principles and such other matters as are required to be discussed with the committee under the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”). In addition, the committee has discussed with the independent auditors the auditors’ independence from management and the Fund including the auditors’ letter and the matters in the written disclosures required by the PCAOB, and considered the compatibility of non-audit services with the auditors’ independence.

The committee discussed with the independent auditors the overall scope and plan for the audit. The committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Fund’s internal controls, and the overall quality of the Fund’s financial reporting.

In reliance on the reviews and discussions referred to above, the committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements for the Fund be included in the Fund’s Annual Report to Shareholders for the year ended November 30, 2009.

Ehud Houminer, Audit Committee Chair	Richard C. Leone, Audit Committee Member
David W. Burke, Audit Committee Member	Hans C. Mautner, Audit Committee Member
Hodding Carter III, Audit Committee Member	Robin A. Melvin, Audit Committee Member
Joseph S. DiMartino, Audit Committee Member	Burton Wallack, Audit Committee Member
Joni Evans, Audit Committee Member	John E. Zuccotti, Audit Committee Member

D-1

0852-0853PROXY-10

Proxy – Dreyfus Strategic Municipal Bond Fund, Inc.

AUCTION PREFERRED STOCKHOLDERS

The undersigned stockholder of Dreyfus Strategic Municipal Bond Fund, Inc. (the "Fund") hereby appoints Robert R. Mullery and Joni L. Charatan and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on March 31, 2010 at the Annual Meeting of Stockholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York, commencing at 10:00 a.m. on Thursday, June 17, 2010; and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

DSM02 Dreyfus-PFD-PXC-0610.1.01

PLEASE MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

	FOR all nominees listed (except as noted on the line at left)	WITHHOLD authority to vote for all nominees
1. Election of Directors: Nominees are: Class II - (01) Gordon J. Davis (02) Ehud Houminer (02) Robin A. Melvin	☐	☐

____

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED.

Date (mm/dd/yyyy)	Signature 1 – Please keep signature within box.	Signature 2 – Please keep signature within box.

NOTE: Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Dreyfus-PFD-PXC-0610.1.01

Proxy – Dreyfus Strategic Municipal Bond Fund, Inc.

COMMON STOCK HOLDERS

The undersigned stockholder of Dreyfus Strategic Municipal Bond Fund, Inc. (the "Fund") hereby appoints Robert R. Mullery and Joni L. Charatan and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on March 31, 2010 at the Annual Meeting of Stockholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York, commencing at 10:00 a.m. on Thursday, June 17, 2010; and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

DSM02

Dreyfus-CMN-PXC-0610.1.01

PLEASE MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

	FOR all nominees listed (except as noted on the line at left)	**WITHHOLD** authority to vote for all nominees
1. Election of Directors: Nominees are: Class II - (01) Gordon J. Davis (02) Ehud Houminer	☐	☐

____

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED.

Date (mm/dd/yyyy)	Signature 1 – Please keep signature within box.	Signature 2 – Please keep signature within box.

NOTE: Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Dreyfus-CMN-PXC-0610.1.01